                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]  Preliminary Proxy           [_]    Confidential, for
     Statement                          Use of the Commission
                                        Only (as permitted by
                                        Rule 14a-6(e)(2))
[_] Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                      Smithfield Foods, Inc.
 ----------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

                              [FAST]
-----------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

----------------------------------------------------------------

(5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party: FAST (By Jeffrey L. Fiedler, President)

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(4) Date Filed: August 5, 1999

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Notes:

             INDEPENDENT SHAREHOLDER PROXY STATEMENT
                [http://www.smithfieldpigs.org]

                     IN CONNECTIONWITH THE

              1999 ANNUAL MEETING OF SHAREHOLDERS
                              OF
                    SMITHFIELD FOODS, INC.

      The Food and Allied Service Trades Department, AFL-CIO ("FAST") is furnishing this Proxy Statement in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders of Smithfield Foods, Inc. ("Smithfield" or the "Company"), 200 Commerce Street, Norfolk, Virginia 23430. The Annual Meeting is now scheduled to be held at the Sheraton Waterside Hotel, 777 Waterside Drive, Norfolk, Virginia on Thursday, September 2, 1999 at 2:00 p.m. local time. Proxies solicited with this Proxy Statement will be used at that time and at all continuations and adjournments of the meeting for the following purposes:

      To elect a Board of fourteen (14) directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; except that FAST opposes the election of Mr. Joel Greenberg.

      To ratify the selection of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending April 30, 2000; and

      To consider and act upon an Independent Shareholder
        Resolution recommending that the Board of Directors of Smithfield amend the Company's Bylaws to require that, at the earliest practicable date, a majority of the Board be comprised of Independent Directors.

      To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

 Copies of this Proxy Statement and form of proxy are being mailed to or given to
 Shareholders on or about ____ ____, 1999.

          PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED
              GREEN PROXY CARD AND MAIL IT IN THE
        POSTAGE PRE-PAID ENVELOPE PROVIDED HEREWITH TO:

                         FAST, AFL-CIO
                      815 16th Street, NW
                    Washington, D.C. 20006

 INFORMATION CONCERNING FAST

      FAST is an unincorporated labor organization, with principal offices in Washington, D.C.. It is a constitutional department of the American Federation of Labor and Congress of Industrial Organizations ("AFL-CIO"). FAST is not the authorized collective bargaining representative of any employees in meat processing or other businesses that serve or may seek to serve as a supplier to Smithfield Foods, Inc. FAST is the beneficial owner of ten
 (10) shares of the Company's common stock. FAST's affiliate, the United Food and Commercial Workers International Union, has several local unions that are the legal collective bargaining representatives of an estimated 6,500 of the Company's employees.

SOLICITATION OF PROXIES

      FAST expects to solicit proxies pursuant to this Proxy Statement through the mail, by telephone and/or through personal interviews. FAST will also request brokers, custodians and other nominees to forward solicitation materials to beneficial owners of common stock, and such persons will be reimbursed for their reasonable out-of-pocket expenses. Regular employees and officers of FAST and of its affiliates and related organizations may also solicit proxies personally and by telephone, and they will not receive additional compensation for such solicitation. No specially engaged employees have been or will be employed to solicit shareholders. This Proxy Statement will also be disseminated to holders of a substantial majority of Smithfield's outstanding shares, including Smithfield's institutional shareholders.

      The cost of the solicitation will be borne solely by FAST, and while FAST does not know the exact cost of the solicitation at this time, FAST does not expect it to exceed $25,000. FAST will not seek reimbursement for the costs of this solicitation from the Company.

 VOTING RIGHTS

      The Company's Board of Directors has fixed July 9, 1999 as the record date for determining shareholders entitled to vote at the meeting, and any adjournment thereof. According to Management's 1999 Proxy Statement, as of such date 44,935,448 shares of Common Stock and one Series B Special Voting Preferred Share, par value $1.00 (the "Series B Share") were outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote; the Series B Share entitles the holder thereof to 1,174,219 votes, as described further below; the total number of votes that shareholders may cast at the meeting is therefore 46,109,667. The holders of Common Stock and the holder of the Series B Share will vote together as a single group at the meeting. All voting rights are non-cumulative, so that holders of shares representing a majority of the votes cast at the Annual Meeting can elect all of the directors.

      The Series B Share is held by CIBC Mellon Trust Company, as trustee (the "Trustee"). The aggregate number of votes entitled to be cast by the Trustee is equal to the number of Exchangeable Shares of Smithfield Canada Limited, a Canadian subsidiary of the Company, issued and outstanding on the record date (excluding any Exchangeable Shares held by the Company or its subsidiaries). As of the record date, there were 1,174,219 Exchangeable Shares issued and outstanding. The Exchangeable Shares were issued in exchange for shares of Schneider Corporation during the 1999 fiscal year and are exchangeable at any time by the holders thereof for shares of the Company's Common Stock on a one-for-one basis. Each holder of Exchangeable Shares is entitled to instruct the Trustee to cast, in the manner instructed, one vote for each Exchangeable Share held of record by such holder on the record date. To the extent no instructions are received from a holder of Exchangeable Shares, the Trustee will not exercise the voting rights relating to such holder's Exchangeable Shares. Holders of Exchangeable Shares will receive from the Trustee these proxy materials and directions as to the manner in which instructions may be given to the Trustee with respect to the voting of the Series B Share (or alternatively, for the granting of proxies to such holders or their designees to exercise the voting rights relating to such holders' Exchangeable Shares).

      A majority of the total votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. However, Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present at such meeting.

       The election of each nominee for director requires the affirmative vote of the holders of shares representing a plurality of the votes cast in the election of directors. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast and, therefore, will have no effect on the election of directors. Actions on all other matters to come before the meeting will be approved if the votes cast in favor of the action exceed the votes cast against it. Abstentions and Broker Shares that are not voted are not considered cast either for or against a matter and, therefore, will have no effect on the outcome.

 REVOCATION RIGHTS

      A stockholder who executes the enclosed proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company, 200 Commerce Street, Norfolk, Virginia 23430 (i) a signed instrument revoking the proxy, or (ii) a duly executed proxy with respect to the same matters bearing a later date. A proxy may also be revoked if the person executing the proxy is present at the Annual Meeting and elects to vote in person. If the proxy is not revoked, it will be voted by those named therein.

                          PROPOSAL 1
                     ELECTION OF DIRECTORS

      One of the purposes of the Annual Meeting is to elect fourteen (14) directors to hold office until the 2000 Annual Meeting and until successors are elected and duly qualified. The Board has nominated fourteen (14) individuals to serve as directors. All of the nominees are currently directors and were elected at the last Annual Meeting of Shareholders, except for Douglas W. Dodds and Robert G. Hofmann, II who were elected to the Board of Directors on January 21, 1999 and Ray A. Goldberg, who is a first time nominee for director.

      Pages 3, 4, and 5 of Management's Proxy Statement (incorporated herein by reference) set forth the names and ages of the fourteen (14) nominees and describe the principal business experience of each, as well as the year each first held Company office and/or served as a director, the number of shares each beneficially owns and the percentage of outstanding shares owned by each nominee. Information is also provided concerning the committees of the Board.

      You may vote FOR the election of each of the Company's Nominees as Directors or withhold authority to vote for the Company's nominees by marking the proper box on the GREEN Annual Meeting proxy card. You may also withhold your vote from any one or more of the Nominees by writing the name of such nominee(s) in the space provided on the GREEN Annual Meeting proxy card. Unless otherwise directed on the proxy card, the proxy holders named therein by FAST will votes the shares represented thereby FOR the election of the nominees named in Management's 1999 Proxy Statement EXCEPT FAST will vote AGAINST the election of Mr. Joel W. Greenberg.

 Why FAST Opposes the Election of Mr. Greenberg

      Mr. Greenberg, 61, has served as a Director of the Company since 1987, and is a Commodity Analyst, Alaron
 Trading Corp., Chicago, Illinois, a commodities brokerage firm.

 Smithfield Failed to Disclose SEC Action in a Timely Fashion

      On July 30, 1998, one day after the Company filed its proxy material for the 1998 Annual Shareholders Meeting, the Securities and Exchange Commission (SEC) issued
 An "Order Instituting Public Cease-and-Desist Proceeding, Making Findings and Issuing A Cease-and-Desist Order Against Incomnet, Inc., Joel W. Greenberg, and Stephen A. Caswell".

   Smithfield Foods, Inc. failed to disclose this Order to shareholders voting on Mr. Greenberg's re-election to the Board of Directors of the Company. The Company had more than enough time (nearly one month) to amend its proxy material and advise shareholders of this SEC enforcement action prior to the Company's Annual Meeting.

      When asked about the SEC action at the 1998 Annual Meeting by a representative of FAST, Mr. Joseph W. Luter, III, Chairman of the Board and CEO of the Company, professed not to know the specifics of the SEC action involving Mr. Greenberg. He admitted to knowing that "something was going on." When asked why the Company did not know, Mr. Luter had no answer.

      FAST does not know how much the Company management knew about the SEC Order, nor what Mr. Greenberg told or did not tell the Company about his problems with the SEC. Mr. Greenberg, on the other hand, clearly did know that the order was forthcoming. Section II of the Order states: "In anticipation of the institution of this proceeding, Incomnet, Greenberg, and Caswell have submitted offers of settlement ("Offers"), which the Commission has determined to accept."

      As a Director of the Company Mr. Greenberg had an affirmative obligation to advise the Company fully about his problems with the SEC. In our opinion, as the Chairman of the Audit Committee, Mr. Greenberg had an additional obligation to ensure that the Company's filings with the SEC were complete, especially as it concerned himself.

 Current Proxy Statement is Inadequate

      FAST believes that the current disclosure of Mr.
 Greenberg's problems with the SEC is inadequate, especially in light of its tardiness. The Company's disclosure on this matter in its current Proxy Statement is as follows:

      "On  July  30, 1998, the SEC instituted a cease and
      desist  proceeding  and  simultaneously  accepted a
      settlement  with Mr. Greenberg in a matter relating
      to  Incomnet,  Inc.,  a  publicly traded company of
      which  Mr.  Greenberg  was an outside director from
      1988 through 1995. Without admitting or denying the
      SEC  findings  and without a hearing, Mr. Greenberg
      consented  to  the  entry ordering him to cease and
      desist  from  committing  or causing any violations
      under  the federal securities laws and regulations.
      The  SEC's  findings as to Mr. Greenberg were that,
      as  an  outside director, Mr. Greenberg should have
      made  independent  inquiry  and  not have relied on
      information  and  documents  provided  him  by  the
      former  chief  executive  officer  of Incomnet, and
      that  Mr.  Greenberg failed to file with the SEC an
      amended     disclosure    form    concerning    his
      collateralization of a personal loan with the shares of Incomnet stock owned by him."

      Following the 1998 Annual Meeting and its election of officers, the Company disclosed in SEC filings the Order involving Mr. Greenberg. That disclosure, which was made on September 25, 1998 in Amendment Number 4 to a Form S-4 Registration Statement, and again on October 19,1998 in a 424B-3 filing concerning the Exchange of Schneider shares, was more complete than the disclosure appearing in the Company's current Proxy Statement and was as follows:

      MR. GREENBERG'S CEASE AND DESIST ORDER

      On  July  30,  1998,  the  Securities and Exchange
      Commission (the "Commission") issued an order (the
      "Order")  pursuant  to Section 21C of the Exchange
      Act  finding  that  Joel W. Greenberg, a member of
      the  Smithfield  Foods  Board  of  Directors,  (i)
      violated  Section  13(d)  of  the Exchange Act and
      Rules  13d-1  and  13d-2  thereunder by failing to
      file  an  amended Schedule 13D with respect to his
      ownership  of stock of Incomnet, Inc. ("Incomnet")
      and (ii) caused violations by Incomnet of Sections
      10(b) and 13(a)
      of  the Exchange Act and Rules 10b-5, 12b-20, 13a-
      11  and  13a-13  thereunder by failing to take any
      action  to ensure the accuracy and completeness of
      certain  public  statements  and  filings  made by
      Incomnet.  The  violation of Section 13(d) relates
      to Mr. Greenberg's failure to disclose on Schedule
      13D  a  loan  arrangement  entered into in January
      1995  under  which  Mr.  Greenberg  borrowed  $1.8
      million  and  collateralized the loan with 513,167
      shares of Incomnet stock. (Note: Emphasis added by
      FAST.) The Commission found violations of Sections
      10(b)  and  13(a) in certain public statements and
      in  filings  on  Form  8-K  and Form 10-Q, wherein
      Incomnet  falsely   stated  that  its   board   of
      directors  had   previously   authorized   certain
      trading in Incomnet securities by the former chief
      executive  officer of Incomnet (the "Former CEO").
      Such  trading  was  found to have taken place from
      approximately  June  1994 to July 1995 utilizing a
      brokerage  account  in  the  name  of  an inactive
      corporation  owned  by  the  Former  CEO  and  his
      spouse.  In  August  1995,  Mr.  Greenberg and the
      other  members  of  Incomnet's  board of directors
      executed  an  "Irrevocable Tender of Payment" (the
      "ITP")  according to which the Former CEO tendered
      to  Incomnet short swing profits earned and losses
      avoided  from the trading in such account. The ITP
      contained  the false statement described above and
      was  filed  by Incomnet as an exhibit to Form 8-K.
      In  addition  to  the  findings  contained  in the
      O r der,  the  Commission  has  ordered  that  Mr.
      Greenberg  cease  and  desist  from  committing or
      causing any violations or any future violations of
      Sections  10(b)  and 13(d) of the Exchange Act and
      Rules  10b-5,  13d-1 and 13d-2 thereunder and from
      causing  any  violations  or  future violations of
      Section  13(a)  of the Exchange Act and Rules 12b-
      20,  13a-11  and  13a-13 thereunder. Mr. Greenberg
      has  consented to the issuance of the agreed Order
      without   admitting   or  denying   the   findings
      contained in it."

      This  disclosure  contains key information that enables
 existing Shareholders to better understand the nature of Mr.
 Greenberg's  problem  with  the  SEC.   In our opinion, that
 information is contained in the following sentence:

      "The  violation  of  Section  13(d) relates to Mr.
      Greenberg's failure to disclose on Schedule 13D a loan arrangement entered into in January 1995 under which Mr. Greenberg borrowed $1.8 million and collateralized the loan with 513,167 shares of Incomnet stock." (Note: Emphasis added by FAST.)

      Since this information was only disclosed in SEC filings the average stockholder was unlikely to read, and not included in the current Company Proxy Statement, we believe the Company is not providing shareholders adequate information upon which to make a decision concerning Mr.
 Greenberg's re-election to the Board of Directors.

 Vote Against the Election of Mr. Greenberg to the Board of
 Directors

      FAST believes that by voting against the election of Mr. Greenberg to another term as a Director of the Company, Shareholders will be sending a clear message that tardy and inadequate disclosure of information about a key Director will not be tolerated.

 By voting AGAINST Mr. Greenberg's election, and FOR all other nominees, Shareholders will be ensuring that the Company's Board of Directors will remain fully functional.

                          PROPOSAL 2

                        RATIFICATION OF
          SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors, upon the recommendation of its Audit Committee, has selected Arthur Andersen LLP as independent public accountants to examine and report upon the financial statements of the Company and its consolidated subsidiaries for the year ending April 30, 2000, and is submitting this matter to the shareholders for their ratification. Arthur Andersen LLP has served as the Company's independent public accountants since 1981.

      The Board of Directors of the Company recommends a vote FOR the proposal to ratify the appointment Arthur Anderson LLP as independent auditors for the year ending April 30, 2000. Proxies received by FAST will be so voted unless a contrary choice is specified.

                          PROPOSAL 3

                     INDEPENDENT DIRECTORS

      FAST proposes an Independent Shareholder Resolution, set forth below, that recommends to the Board of Directors that the Company amend the Company's Bylaws to require that, at the earliest practical date, a majority of the Board be comprised of Independent Directors.

      The resolution is as follows:

      "Resolved, that the Board of Directors of Smithfield Foods, Inc. (the "Company") amend the Company's Bylaws to require that, at the earliest practical date, a majority of the Board be comprised of Independent Directors. For purposes of this proposal, "Independent Directors" shall mean a director who:

      (i) has not been employed by the Company in an executive capacity within the last five years;

      (ii) is not, and is not affiliated with a company that is, an advisor or consultant to the Company, or a significant customer or supplier of the Company;

      (iii) has no personal services contract(s) with the Company or the Company's senior management;

      (iv) is not affiliated with a not-for-profit entity that receives significant contributions from the Company;

      (v) is not employed by a public company at which an executive officer of the Company serves as a director;

      (vi) has not had a relationship described in (i) through (v) above with any affiliate of the Company;
      and

      (vii) is not a member of the immediate family of any person described in (i) through (vi) above.

      The shareholder further recommends that this provision, after adoption by the Board, may only be amended by the affirmative vote of the holders of the outstanding common stock of the Company."

Insiders Dominate the Current Board of Directors

    The nominees for election to the Board of Directors are dominated by "insiders". Eight (8) of the nominees currently serve as executives of the Company (Luter, Dodds, Faison, Hofmann, Kapella, Little, Sebring and Seely), and one (1) (Hamilton) is a retired Company executive.

      Five (5) of the nominees (Burrus, Goldberg, Greenberg, Holland, and Prestage) are "outsiders", but two (2) of them conduct substantial business with the Company casting doubt on their true "independence". One, Mr. Burrus, is a partner in the law firm of McGuire, Woods, Battle & Boothe LLP, Richmond, Virginia, which according to the Company's Proxy Statement "has provided legal services to the Company on a regular basis since 1985." The other, Mr. Prestage, Chairman of the Board, President and Chief Executive Officer of Prestage Farms, Inc., Clinton, North Carolina, a hog and turkey producer, according to the Company's Proxy Statement, sold "$106,365,000 of live hogs" to the Company in fiscal 1999.

      Therefore, in our view, only three (3) director nominees (Greenberg, Goldberg and Holland) can be considered "independent." They represent a scant 21% of the Board of Directors. Even if one were to add in the two (2) other "outsiders" and consider them "independent" this group would only represent 36% of the Board.

 Smithfield Foods, Inc. Audit Committee Lacks Independence

      The "independence" of the Audit Committee of the Board of Directors is considered by the National Association of Securities Dealers, other stock exchanges, regulators, and corporate governance analysts to be important.

      In February 1999, a "Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees," sponsored by the New York Stock Exchange and the National Association of Securities Dealers, released a report announcing recommendations to strengthen the role of corporate audit committees in overseeing the financial reporting process (see http://www.nasd.com for a complete text of the report).

      Among other things the Report recommends that the audit committee serve as an "ultimate monitor" of the financial reporting process. The Report states that an audit committee should consist of at least three members, each of whom is "independent."

 "Independent" is defined as having "no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation."

      The Report provided guidelines concerning
 "independence" by giving the following five examples of director relationships that could interfere with the exercise of independent judgement:

      Employment by the company or any affiliate within the past five years.

      Compensation by the company or any affiliate, other than compensation for board service or benefits under retirement plans.

      Being a member of the immediate family of any person who, within the past five years, has been an executive officer of the company or any affiliate.

      Being a partner in, or controlling shareholder or executive officer of, a company which has made or received significant payments to or from the company within the past five years.

      Being an executive officer of another company, where any of the company's executives serves on the other company's compensation committee.

      The Smithfield Foods, Inc. Audit Committee violates these criteria. The Audit Committee is comprised of Messrs. Burrus, Greenberg, and Prestage. Mr. Burrus' law firm has provided legal services to the Company for the past 14 years, and Mr. Prestage's company, Prestage Farms, Inc. sold the Company over $100 million of live hogs in fiscal 1999.

      Therefore, according to both the Blue Ribbon
 Committee's and FAST's proposed definitions, a majority of the Audit Committee is not independent. To make matters worse, the only arguably independent director on the Committee, Mr. Greenberg, has recently run afoul of the Securities and Exchange Commission.

      In our opinion, the best way to correct this situation is for the majority of the Board of Smithfield Foods, Inc.
 to be comprised of Independents Directors.

 Two Directors Resigned in May, 1998

      In May,1998, two directors, Messrs. Maxwell and Murphy, both of whom were corporate hog farmers who sold hundreds of millions of dollars of live hogs to the Company annually, resigned from the Board of Directors. At the 1998 Annual Meeting of Shareholders, a representative of FAST, asked the Chairman of the Board, Mr. Joseph W. Luter, III, why the two Directors had resigned. Mr. Luter answered that he and the two directors had a "disagreement." The FAST representative followed up by asking Mr. Luter why the Company had not filed an 8-K (Report of Material Event) concerning the resignations. Mr. Luter asked the Company Secretary, Mr. Aaron Trub, to answer. Mr. Trub stated that the Company had received letters from each director stating that they were resigning to devote all their time to their principal businesses.

      FAST subsequently requested that the Securities and Exchange Commission investigate whether disclosure of the details of these resignations was required by law. FAST does not know for certain whether the SEC investigated, or if it did, the results of any investigation. No more detailed disclosure of the matter has been contained in any of the Company's SEC filings.

      FAST believes that the "disagreement" Mr. Luter mentioned in his answer should be disclosed to the shareholders. The fact that the two directors' companies sold hundreds of millions of dollars worth of live hogs to the Company, and that the price of hogs had reached its lowest point in decades at approximately the same time as the resignations, is in our view, material information. If, as we believe, the "disagreement" involved the price of hogs the Company was paying the directors' companies, this would be an example of a classic conflict of interest.

 Support the FAST Proposal for a Majority Independent Board

      Through its proposal FAST seeks to promote strong, objective leadership on the Board of Directors.

      The benefits of independent directors are generally well accepted. A November, 1992 survey of 600 directors of Fortune 1,000 corporations conducted by Directorship and endorsed by the Business Roundtable, found that 93 percent believed that a majority of the Board should be composed of outside, independent directors.

      We believe that the best way to ensure that this Company's shareholders are always considered first is to instill independence -- independence from other affiliations and alliances. PLEASE VOTE FOR PROPOSAL 3.

 Majority Vote Needed to Adopt the Independent Shareholders
 Resolution

      Adoption of the proposed Independent Shareholder
 Resolution will require the affirmative vote of a majority of the shares having voting power present in person or represented by valid proxy at the Annual Meeting. If you execute the enclosed proxy by voting to ABSTAIN on the question of whether to adopt the Independent Shareholder
 Resolution, your proxy will effectively serve as a vote
 AGAINST the proposal. Your shares will be voted FOR the Independent Shareholder Resolution if you execute the enclosed proxy without specifically instructing the proxy holders named therein how to vote. In either case, your shares will be counted as being "present" at the meeting.

         FAST RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
            THE INDEPENDENT SHAREHOLDER RESOLUTION
                        ***************

 SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL
 HOLDERS

      Based on the information set forth on page 6 of Management's 1999 Proxy Statement (incorporated herein by reference), as of July 9, 1999 the Company's directors and executive officers beneficially owned, as a group, approximately 5,724,704 shares, or 12.4% of the Company's outstanding common stock. That number includes 1,180,000 shares subject to presently exercisable stock options.

      On page 2 of Management's 1999 Proxy Statement (incorporated herein by reference), the Board listed each person who, as of July 9, 1999, was known to the Company to be a beneficial owner of 5% or more of the Company's common stock, along with the amount and nature of the beneficial ownership and other related information.

 UNMARKED PROXIES AND OTHER BUSINESS

    If you sign and return to us your GREEN proxy, your shares will be voted in accordance with your instructions.
 If no instructions are given for any matter, your shares will be voted AGAINST Joel W. Greenberg and FOR each of Management's other director nominees, FOR the ratification of the selection of the Company's independent public accountants and FOR the Independent Shareholder's proposal to recommend an amendment to the Company's Bylaws that requires that Independent Directors comprise a majority of the Company's Board.

    Except as set forth above, we are not aware of any other proposals to be brought before the Annual Meeting. Should any other proposal be brought before the Annual Meeting, the vote required for approval of such proposal would be as prescribed by the Company's charter or by-laws or by applicable law. The enclosed proxy card grants us no discretionary authority to vote on matters not listed. If no directions are given, and this signed card is returned, the proxies named on the enclosed card will ABSTAIN from voting on any other matter that may properly come before the meeting and at any adjournment or postponement thereof.

 INFORMATION AND DOCUMENTS INCORPORATED BY REFERENCE

      We incorporate herein by reference the information relating to security ownership of management and certain beneficial owners and the summary of the procedures for submitting shareholder proposals contained in Management's 1999 proxy statement. Copies of such proxy statement incorporated herein by reference are available upon request by contacting FAST at the telephone number and address below. FAST assumes no responsibility for the accuracy or completeness of any information contained herein, which is based on, or incorporated by reference to, Management's proxy statement or other Smithfield public filings.

 DEADLINE SUBMISSION OF SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Secretary of the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting by April 8, 2000. Any such proposal must meet the applicable requirements of the Exchange Act and the rules and regulations thereunder.

 OTHER SHAREHOLDER PROPOSALS

      The Company's Bylaws prescribe the procedures that a shareholder must follow to nominate directors for election at an annual meeting or to bring other business before an annual meeting or to bring other business before an annual meeting (other than matters that have been included in the Company's proxy statement for such meeting). The Chairman of the meeting may refuse to acknowledge the nomination of any person as a director or any other proposal by a shareholder not made in compliance with these procedures. The following summary of these procedures is qualified by reference to the Company's Bylaws, a copy of which may be obtained, without charge, upon written request to Secretary, Smithfield Foods, Inc., 200 Commerce Street, Smithfield, Virginia 23430.

      A shareholder who desires to nominate a director for election at an annual meeting must give timely written notice thereof to the Secretary of the Company by personal delivery or by registered or certified mail, postage prepaid, at the address shown above. To be timely, a shareholder's notice for nominations to be made at the 2000 Annual Meeting must be received: (i) on or after June 1, 2000 and before July 1, 2000 if the annual meeting is to be held during the month of August, 2000; or (ii) not less than 60 days before the annual meeting in all other cases. The notice must contain the information specified in the Bylaws regarding the shareholder giving the notice and each person whom the shareholder wishes to nominate for election as a director. The notice must be accompanied by the written consent of each proposed nominee to serve as a director of the Company, if elected.

      A shareholder who desires to bring any other business before an annual meeting (other than business which the shareholder has sought to have included in the Company's proxy statement for such meeting) must give timely written notice thereof to the Secretary of the Company at the address shown above and be a shareholder of record both at the time such notice is given and on the record date of the meeting. To be timely, a shareholder's notice of such business to be brought before the 2000 Annual Meeting must be received: (i) on or after June 1, 2000 and before July 1, 2000 if the annual meeting is to held during the month of August, 2000; or (ii) not less than 60 days before the annual meeting in all other cases. The notice must contain the information specified in the Bylaws regarding the shareholder giving the notice and the business proposed to be brought before the meeting.

        With respect to shareholder proposals not included in the Company's proxy statement for the 2000 Annual Meeting, the persons named in the Board's proxy for the 2000 Annual Meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Exchange Act.

 FOOD AND ALLIED SERVICE
 TRADES DEPARTMENT (FAST), AFL-CIO
 815 16th Street, NW
 Washington, DC 20006

 PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED GREEN
 PROXY CARD AND MAIL IT IN THE POSTAGE PRE-PAID ENVELOPE
 PROVIDED HEREWITH OR FAX TO 202-737-7208

      If your shares are held in the name of a broker, bank or nominee, only it can sign a proxy card to vote your shares and only upon receipt of your specific instructions to do so. Accordingly, please contact the person responsible for your account and give him or her the appropriate instructions to execute the GREEN proxy card.

 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR
 SHARES PLEASE TELEPHONE (202) 737-7200 Extension 202.

 TO KEEP ABREAST OF DEVELOPMENTS IN THIS PROXY CONTEST
 AND/OR GET COPIES OF THE COMPANY'S AND FAST'S DEFINITIVE
 PROXY MATERIAL VISIT THE WEBSITE: www.smithfieldpigs.org

 INDEPENDENT SHAREHOLDER'S SOLICITATION IN CONNECTION WITH
 SMITHFIELD FOODS, INC.

 THIS PROXY IS SOLICITED ON BEHALF OF THE FOOD AND ALLIED
 SERVICE TRADES DEPARTMENT, AFL-CIO ("FAST"), AN INDEPENDENT
 SHAREHOLDER

      The undersigned hereby appoints Jeffrey L. Fiedler and Mark A. Anderson, and each of them, proxies with full power of substitution, to vote the shares of Common Stock in Smithfield Foods, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on September 2, 1999 or any adjournments thereof.

 1. ELECTION OF DIRECTORS:    [ ] FOR all nominees listed
 [ ] WITHHOLD AUTHORITY to (except as indicated to the contrary vote for all nominees listed below)

   Robert L. Burrus, Jr.    Douglas W. Dodds          F. J. Faison, Jr.
   Ray A. Goldberg          George E. Hamilton, Jr.   Robert G. Hofmann
   Richard  J. Holland      Roger R. Kapella          Lewis R. Little
   Joseph W. Luter, III     William H. Prestage       Joseph B. Sebring
   Timothy A. Seely


   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
 INDIVIDUAL NOMINEE, WRITE  THAT NOMINEE'S NAME IN THE SPACE
 PROVIDED BELOW)

   AND, SEPARATELY:

 [ ] FOR       [ ] AGAINST   [ ] ABSTAIN

 Joel W. Greenberg

 2. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Company's independent public accountants for the fiscal year ending May 1, 2000

  [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

 3. INDEPENDENT SHAREHOLDER'S PROPOSAL TO AMEND THE COMPANY'S
 BYLAWS TO REQUIRE A MAJORITY OF THE BOARD BE COMPRISED OF
 INDEPENDENT DIRECTORS.

  [ ] FOR       [ ] AGAINST   [ ] ABSTAIN

 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  [ ] FOR      [ ] AGAINST  [ ] ABSTAIN

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
 "FOR" THE ELECTION OF THIRTEEN (13) OF THE NOMINEES NAMED IN PROPOSAL 1 AND "AGAINST" MR. JOEL W. GREENBERG, AND "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3, AND AS INSTRUCTED CONCERNING OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

 The undersigned acknowledges receipt of the Notice of said
 Annual Meeting and of the Proxy Statement attached thereto.

Signed:   FAST

    By:   Jeffrey L. Fiedler, President
        -----------------------------------

 Dated:   August 5, 1999
        -----------------------------------


 PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT. WHEN SIGNING AS
 ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.,
 GIVE FULL TITLE AS SUCH.

 Please mark, sign, date and return the proxy card using the enclosed envelope.